CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of Chestnut Street Exchange Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 22, 2007         /s/ Edward J. Roach
         -----------------         ---------------------------------------------
                                   Edward J. Roach, President & Treasurer
                                   (Principal Executive Officer & Principal
                                   Financial Officer)




This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Securities and Exchange Commission.